Exhibit 10.1

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1 to Employment Agreement (this “Amendment”) dated this 31st day of May, 2019, by and among Hash Labs Inc., a Nevada corporation (the “Company”) and J. Mark Goode, an individual (the “Executive”).

W I T N E S S E T H:

WHEREAS, the Company and Executive are party to an employment agreement dated May 17, 2018 (the “Employment Agreement”);

WHEREAS, the Company and Executive desire to amend the Employment Agreement as more particularly set forth below;

WHEREFORE, the parties do hereby agree as follows:

1.       Section 3.2(b) date of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

On May 31, 2019, the Company shall issue to Executive 750,000 shares of common stock. Following such issuance, Executive will be required to return such shares to the Company for cancellation as follows:

Executive shall return 500,000 of such shares to the Company if Executive is not serving as Chief Executive Officer of the Company pursuant to the terms and conditions of this Agreement as of May 17, 2020 (the second anniversary of this Agreement);

Executive shall return 250,000 of such shares to the Company if Executive is not serving as Chief Executive Officer of the Company pursuant to the terms and conditions of this Agreement as of May 17, 2021 (the third anniversary of this Agreement);

2.       Section 3.2(c) and 3.2(d) of the Employment Agreement are hereby deleted.

3.       Except as modified herein, the terms of the Employment Agreement shall remain in full force and effect.

4.       This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile or email shall constitute an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

HASH LABS INC.

By: /s/ Niquana Noel

Name: Niquana Noel

Title: Chief Operating Officer

/s/ J. Mark Goode

J. Mark Goode